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                                                                 Exhibit 10.3

                                CONDUCTUS, INC.
                     1992 STOCK OPTION/STOCK ISSUANCE PLAN
                  (AMENDED AND RESTATED EFFECTIVE MAY 25, 2000)

                                  ARTICLE ONE
                                    GENERAL

I.  PURPOSE OF THE PLAN

    A. This 1992 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Conductus, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

    B. The Plan serves as the successor to the Corporation's 1987 Stock Option Plan and 1989 Stock Option Plan (collectively, the "Predecessor Plans"), and no further option grants shall be made under the Predecessor Plans. All options outstanding under the Predecessor Plans have been incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan.

    C. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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II.  STRUCTURE OF THE PLAN

    A. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three, and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may be granted options to purchase shares of the Corporation's common stock (the "Common Stock"). Under the Automatic Option Grant Program, members of the Corporation's Board of Directors (the "Board") who are not employees of the Corporation or its subsidiaries (the "Outside Directors") automatically receive non-statutory options to purchase shares of Common Stock. The Stock Issuance Program shall allow eligible individuals to purchase shares of Common Stock; such shares may be issued as fully-vested shares or as shares vesting over time.

    B. The provisions of Articles One and Five of the Plan shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program, and the Stock Issuance Program unless otherwise indicated.

III.  ADMINISTRATION OF THE PLAN

    A. The Plan shall be administered by a committee (the "Committee") of two
(2) or more Outside Directors appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

    B. The Committee, acting as plan administrator (the "Plan Administrator"), shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance.

    C. Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted under the Plan.

IV.  OPTION GRANTS AND STOCK ISSUANCES

    A. The persons eligible to receive stock issuances under the Stock Issuance Program (the "Participants") and/or option grants under the Discretionary Option Grant Program (the "Optionees") are as follows:

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        (1) key employees (including officers and directors) of the Corporation
    (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations),

        (2) members of the Board, and

        (3) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

    B. Outside Directors shall receive options in accordance with the Plan's Automatic Option Grant Program; provided, however, that nothing in the Plan shall be construed to prevent an Outside Director from declining to receive an option under this Plan.

    C. The Plan Administrator shall have full authority to determine (i) with respect to the discretionary option grants made under Article Two, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the Participant for such shares.

    D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with Article Two of the Plan or to effect stock issuances in accordance with Article Four of the Plan.

V.  STOCK SUBJECT TO THE PLAN

    A. SHARES AVAILABLE

    (1) Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,580,000(2) shares of Common Stock, subject to adjustment from time to time in accordance with the provisions of this Section V. To the extent one or more

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(2) Reflects the 300,000-share increase authorized by the Board in January
    1996 and approved by the stockholders at the 1996 Annual Stockholders' Meeting; the 200,000-share increase authorized by the Board in October 1996 and approved by the stockholders at the 1997 Annual Stockholders' Meeting; the 500,000 share increase authorized by the Board in April 1999 and approved by the stockholders at the 1999 Annual Stockholders' Meeting and the 2,000,000-share increase authorized by the Board in April 2000, and approved by the stockholders at the 2000 Annual Stockholders' Meeting.

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outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

    (2) Effective on the first day of each fiscal year of the Company, beginning on January 1, 2001, the number of shares of Stock available shall automatically be increased by an amount, rounded to the nearest whole share (the "Annual Increase Shares"), equal to four percent (4%) of the aggregate number of shares of Stock outstanding as of such date ("Outstanding Shares") or such lessor number of shares as determined by the Board; provided that, with respect to each such increase effective on the first day of each fiscal year of the Company beginning on January 1, 2001, the number of Annual Increase Shares shall be reduced by the number of shares of Stock subject to the Plan that are not then-issued and are not subject to the then-outstanding option grants as of such effective date (the "Available Shares"), provided that, no reduction shall be made if the Available Shares equal to one percent (1%) or less of the aggregate number of Outstanding Shares as of such effective date.

    B. In no event may any one individual participating in the Plan be granted stock options and direct stock issuances for more than 750,000 shares of Common Stock per calendar year, subject to adjustment from time to time in accordance with the provisions of this Section V.

    C. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant or share issuance under the Plan. Shares subject to any option or portion thereof cancelled in accordance with Section V of Article Two and shares repurchased by the Corporation pursuant to its repurchase rights under the Plan or otherwise surrendered for cancellation under Section I(B)(3) of Article Four shall NOT be available for subsequent option grant or stock issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

    D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which any one individual participating in the Plan may be granted stock options and direct stock issuances per calendar year, (iii) the number and/or class of shares for which an Outside Director is granted

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stock options in accordance with the Plan's Automatic Option Grant Program,
(iv) the number and/or class of shares and price per share in effect under each outstanding option under the Plan and (v) the number and/or class of shares and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

    E. Common Stock issuable under the Plan, whether under the Discretionary Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

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                                  ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

I.  TERMS AND CONDITIONS OF OPTIONS

    Discretionary options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

    A.  OPTION PRICE.

    (1) The option price per share shall be fixed by the Plan Administrator. In no event, however, shall it be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the date of the option grant.

    (2) The option price shall become immediately due upon exercise of the option and, subject to the provisions of Article Five, Section I, and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

        (i) payment in cash or check payable to the Corporation,

        (ii) payment in shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date (as such term is defined below), or

       (iii) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions (A) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    For purposes of this Subparagraph (2), the "Exercise Date" shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

    B. FAIR MARKET VALUE. The fair market value per share of Common Stock shall be determined in accordance with the following provisions:

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        (1) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there is no closing price for the Common Stock on the date in question, then the closing price on the last preceding date for which such quotation exists shall be determinative of fair market value.

        (2) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        (3) In all other cases, the fair market value shall be determined by the Plan Administrator in good faith.

    C. TERM AND EXERCISE OF OPTIONS. Each option granted under this Article Two shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the stock option agreement evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

    D.  TERMINATION OF SERVICE.

    (1) Except to the extent otherwise provided pursuant to Subparagraph
(3) below, the following provisions shall govern the exercise period applicable to any outstanding options under the Plan which are held by the Optionee at the time of his or her cessation of Service or death:

        (i) Should an Optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

        (ii) In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by an Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

       (iii) Should an Optionee die while in Service or during the three
    (3)-month period following his or her cessation of Service, then the period for which each of his or her outstanding options is to remain exercisable shall be limited to the three (3)-year period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

        (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

        (v) During the limited post-termination period of exercisability, the option may not be exercised for more than the number of shares for which the option is exercisable on the date the Optionee's Service terminates. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

    (2) Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiaries, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

    (3) The Plan Administrator shall have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period provided under Subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

    (4) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited period of exercisability provided under Subparagraph (1) above, not only with respect to the number of shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

    (5) For purposes of the foregoing provisions of this Section I(D) (and for all other purposes under the Plan):

        (i) The Optionee shall (except to the extent otherwise specifically provided in the applicable option or issuance agreement) be deemed to remain in the SERVICE of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, an Outside Director or an independent consultant or advisor.

        (ii) The Optionee shall be considered to be an EMPLOYEE for so long as he or she remains in the employ of the Corporation or one or more parent or subsidiary

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    corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

    E.  STOCKHOLDER RIGHTS.

    An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

    F.  REPURCHASE RIGHTS.

    The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

        (1) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

        (2) All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent that
    (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or
    (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        (3) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

II.  INCENTIVE OPTIONS

    The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall NOT be subject to such terms and conditions.

    A. OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

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    B.  DOLLAR LIMITATION.  The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

    C. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five
(5) years measured from the grant date.

    Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    A. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

        (1) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

        (2) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

        (3) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger, then the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced by a comparable cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of comparability under clause (i) or (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive. The Plan Administrator shall also have full power and authority to grant options under the Plan which are to automatically accelerate in whole or in part immediately prior to the Corporate Transaction or upon the subsequent termination of the Optionee's Service, whether or not those options are otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

    B. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

    D. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    E. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

    F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

        (1) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

        (2) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

    G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II(B) of this Article Two.

IV.  CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the fair market value of the Common Stock on the new grant date (or one hundred percent (100%) of such fair market value in the case of an Incentive Option or, in the case of an Incentive Option granted to a 10% Stockholder, not less than one hundred and ten percent (110%) of fair market value).

V.  CASH-OUT OF OPTIONS

    A. One or more officers of the Corporation may, in the Plan Administrator's sole discretion, be granted limited cash-out rights in connection with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited cash-out right in effect for at least six (6) months shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

    B. For purposes of Section V(A), the following definitions shall be in effect:

        (1) A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept AND (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        (2) The Take-Over Price per share shall be deemed to be equal to the GREATER of (i) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I(B) of this Article Two, or (ii) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

    C. The shares of Common Stock subject to any option cancelled for an apprecia tion distribution pursuant to this Section V shall NOT be available for subsequent option grants under the Plan.

                                 ARTICLE THREE
                            AUTOMATIC OPTION GRANTS

I.  GRANT OF AUTOMATIC OPTIONS

    Outside Directors shall automatically be granted non-statutory options (the "Automatic Option Grants") to purchase the number of shares of Common Stock set forth below (subject to adjustment under Article I, Section V(D)) on the dates set forth below:

        A. INITIAL GRANTS. Each individual who is serving as an Outside Director on January 23, 1995, shall, on that date, automatically be granted a non-statutory stock option to purchase fifteen thousand (15,000) shares of Common Stock. A person who is first elected by the stockholders or appointed by the Board as an Outside Director (and who is not already a member of the Board) shall, on the date such person becomes an Outside Director (or, if later, on the next trading day), automatically receive an option to purchase fifteen thousand (15,000) (twenty-four thousand (24,000) for an Outside Directorfirst appointed on or after May 25, 2000)(4) shares of Common Stock. (Options granted under this Subparagraph (1) are referred to below as "Initial Automatic Option Grants.")

        B. ANNUAL GRANTS. On October 24, 1996, each individual who then is serving as an Outside Director and who has so served for not less than ninety (90) days shall, on that date, automatically be granted a non-statutory stock option to purchase three thousand (3,000) shares of Common Stock. On the date of each Annual Stockholders' Meeting, commencing with the 1997 Annual Stockholders' Meeting, each individual who thereafter will continue serving as an Outside Director and who has so served for not less than ninety (90) days shall, on that date, automatically be granted a non-statutory stock option to purchase three thousand (3,000) shares of Common Stock. Commencing with the 2000 Annual Stockholders' Meeting, each individual who thereafter will continue serving as an Outside Director and who has so served for not less than ninety (90) days shall, on that date, automatically be granted a non-statutory stock option to purchase eight thousand (8,000) shares of Common Stock.(5) (Options granted under this Subparagraph (2) are referred to below as "Annual Automatic Option Grants.")

II.  TERMS AND CONDITIONS

    The terms and conditions applicable to each Automatic Option Grant shall be as follows:

        A. PRICE. The option price per share shall be equal to one hundred percent (100%) of the fair market value of one share of Common Stock on the date of grant.

------------------------
(4) Authorized by the Board in April 2000, subject to approval by the stockholders at the 2000 Annual Stockholders' Meeting.

(5) Authorized by the Board in April 2000, subject to approval by the stockholders at the 2000 Annual Stockholders' Meeting.

        B. TERM. The options shall have terms of ten (10) years, measured from the date of grant, and shall be immediately exercisable. However, any non-vested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Outside Director's cessation of Board service prior to vesting in those shares.

        C.  VESTING.

        (1) The shares subject to each Initial Automatic Option Grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, with respect to twenty percent (20%) of the optioned shares upon completion of twelve (12) months of Board service from the date of grant, and the remainder of the optioned shares in forty-eight (48) equal monthly installments. The shares subject to each Annual Automatic Option Grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, with respect to thirty-three and one-third percent (33 1/3%) of the optioned shares upon completion of twelve (12) months of Board service from the date of grant, and the remainder of the optioned shares in twenty-four (24) equal monthly installments. Vesting of the option shares shall be subject to acceleration as provided below. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

        (2) All Automatic Option Grants made on or after the date of the 2000 Annual Stockholder's meeting shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, with respect to twenty-five percent (25%) of the optioned shares upon completion of twelve (12) months of Board service from the date of grant, and the remainder of the optioned shares in thirty-six (36) equal monthly installments.(6)

        D. PAYMENT. Upon exercise of the option, the option price for the purchased shares shall become payable immediately in cash or in shares of Common Stock that the optionee has held for at least six (6) months. Payment may also be made by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price.

        E.  CESSATION.

        (1) In the event the optionee ceases to provide services to the Corporation or its subsidiaries as a director for any reason other than death or disability, each outstanding option may be exercised, within the term of the option, for a period of three (3) months after the date of such cessation to the extent that it was exercisable upon the date that such services cease.

        (2) In the event the optionee ceases to provide such services by reason of permanent disability, each outstanding option may be exercised, within the term of the option, for a period of twelve (12) months after the date of such cessation to the extent that it was exercisable upon the date that such services cease.

------------------------
(6) Authorized by the Board in April 2000, subject to approval by the stockholders at the 2000 Annual Stockholders' Meeting.

        (3) Should an Outside Director die while in service or during the three
    (3)-month period following his or her cessation of Board service, then each outstanding option may be exercised, within the term of the option, for a period of three (3) years following the date of the optionee's death. In the case of death, the option may be exercised within such period by the estate or heirs of the optionee.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

    A. CORPORATE TRANSACTION. In the event of any Corporate Transaction as defined in Article Two, Section III(A), the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each Automatic Option Grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    B. CHANGE IN CONTROL. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain fully exercisable for the option shares which vest in connection with the Change in Control until the expiration or sooner termination of the option term or the cash-out of the option in accordance with Subsection
(C) below.

    C. HOSTILE TAKE-OVER. Upon the occurrence of a Hostile Take-Over, the optionee shall have a thirty (30)-day period in which to surrender to the Corporation each Automatic Option Grant held by him or her under this Plan for a period of at least six (6) months. The optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

    D. REUSE OF SHARES. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

    E. NON-TRANSFERABILITY. During the lifetime of the optionee, each Automatic Option Grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option effected by will or by the laws of descent and distribution following the optionee's death.

                                  ARTICLE FOUR
                             STOCK ISSUANCE PROGRAM

I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

    Shares may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement (the "Issuance Agreement") that complies with the terms and conditions of this Article Four.

    A.  CONSIDERATION.

    (1) Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock (the "Newly Issued Shares") shall be issued under the Plan for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

        (i) cash or check payable to the Corporation;

        (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

       (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

    (2) Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one-hundred percent (100%) of the fair market value of the issued shares, but in no event less than eighty-five percent (85%) of such fair market value. Fair market value shall be determined in accordance with Article Two, Section I(B).

    (3) Shares of Common Stock reacquired by the Corporation and held as treasury shares (the "Treasury Shares") may be issued under the Plan for such consideration (in whatever form) as the Plan Administrator may deem appropriate. Accordingly, such Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

    B.  VESTING PROVISIONS.

    (1) Shares of Common Stock issued under the Plan may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service (as such term is defined in Section I(D)(5) of Article Two). The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Plan, including the period of Service to be completed or the performance objectives to be achieved, the number of installments, the interval between installments, and the effect which death, disability or other event is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

    (2) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, reclassification of Common Stock or other similar change in the Corporation's capital structure or by reason of any Corporate Transaction under Section II of this Article Four shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

    (3) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Plan, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the principal balance of any outstanding purchase-money note of the Participant to the extent attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

    (4) The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    A. In the event of a Corporate Transaction to which the Corporation is a party (as defined in Section III of Article Two), then all unvested shares of Common Stock shall immediately vest in full, except to the extent the Plan Administrator imposes limitations in the Issuance Agreement which preclude such accelerated vesting in whole or in part.

    B. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control (as defined in Section III of Article Two) or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under this Article Four at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

III.  TRANSFER RESTRICTIONS/SHARE ESCROW

    A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is used, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, a restrictive legend shall be placed on the certificates for such shares and shall read substantially as follows:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND TO
       (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR
       HIS/HER PREDECESSOR IN INTEREST) DATED             , 19  , A
       COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

    B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Plan. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Plan to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement applicable to the gifted shares.

                                  ARTICLE FIVE
                                 MISCELLANEOUS

I.  LOANS OR INSTALLMENT PAYMENTS

    A. The Plan Administrator may, in its discretion, assist any employee (including an Optionee or Participant who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Article Two Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Article Four Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans and installment payments may be granted with or without security or collateral (other than to individuals who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares). However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

    B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.  AMENDMENT OF THE PLAN AND AWARDS

    A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification may adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment. The Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan in the aggregate or to any single individual (except for permissible adjustments under Article One, Section V(D)) or (ii) materially modify the eligibility requirements for participation in the Plan.

    B. Options to purchase shares of Common Stock may be granted under the Plan, and shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and
(ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III.  EFFECTIVE DATE AND TERM OF PLAN

    A. The Plan was initially adopted by the Board on January 11, 1992, and approved by the Corporation's stockholders on April 25, 1992. The Board subsequently restated the Plan, effective on July 31, 1992, to serve as the successor to the Predecessor Plans and again restated the Plan on May 25, 1993, to include certain provisions in connection with the initial public offering of the Common Stock and to increase the number of shares issuable under the Plan by 82,276 shares (after giving effect to the 1-for-1.6 reverse stock split approved by the Board on the same date). On April 24, 1994, the Board adopted a restatement of the Plan which (i) increased the number of shares of Common Stock issuable thereunder by an additional 500,000 shares and (ii) imposed a limitation on the maximum number of shares for which any one individual participating in the Plan may be granted stock options or direct stock issuances after December 31, 1993. The 1994 restatement was approved by the Corporation's stockholders at the 1994 Annual Meeting and became effective when adopted by the Board. On January 23, 1995, the Board adopted amendments to the Plan which added the Initial Automatic Option Grants to the Plan and increased the number of shares of Common Stock issuable under the Plan by an additional 300,000 shares. The 1995 restatement was approved by the Corporation's stockholders at the 1995 Annual Meeting and became effective when adopted by the Board. In January 1996, the Board adopted a restatement of the Plan which increased the number of shares of Common Stock issuable thereunder by an additional 300,000 shares to 1,880,000 shares. The January 1996 restatement was approved by the Corporation's stockholders at the 1996 Annual Meeting and became effective when adopted by the Board. In October 1996, the Board adopted a restatement of the Plan which increased the number of shares of Common Stock issuable thereunder by an additional 200,000 shares to 2,080,000 shares and provided for the Annual Automatic Option Grants. The October 1996 restatement was approved by the Corporation's stockholders at the 1997 Annual Meeting and became effective when adopted by the Board. Subject to the foregoing limitations, the Plan Administrator may grant options under the Plan at any time before the date fixed herein for termination of the Plan.

    B. This Plan shall serve as successor to the Predecessor Plans and no further option grants shall be made under the Predecessor Plans from and after July 31, 1992. Each option issued and outstanding under the Predecessor Plans immediately prior to July 31, 1992, shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

    C. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan and for all non-statutory options outstanding under the Predecessor Plans and incorporated into this Plan. The Plan Administrator may also allow such procedure to be used in connection with one or more disqualifying dispositions of shares acquired under Incentive Options granted under the Predecessor Plans.

    D. The option/vesting acceleration provisions of Section III of Article Two and Section II of Article Four relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the Predecessor Plans but which do not otherwise provide for such acceleration.

    E.  The Plan shall terminate upon the EARLIER of (i) January 10, 2002, or
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Discretionary Option Grant Program or Automatic Option Grant Program, or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

IV.  USE OF PROCEEDS

    Cash proceeds received by the Corporation from the sale of shares under the Plan shall be used for general corporate purposes.

V.  REGULATORY APPROVALS

    A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

    B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

VI.  NO EMPLOYMENT/SERVICE RIGHTS

    Neither the action of the Corporation in establishing the Plan, nor any action taken by the Board or the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or Service at any time and for any reason, with or without cause.

VII.  WITHHOLDING

    The Corporation's obligation to deliver shares upon the exercise of any options granted under Article Two or Article Three or upon the purchase of any shares issued under Article Four shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

VIII.  MISCELLANEOUS PROVISIONS

    A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee or Participant.

    B. The provisions of the Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

    C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.